Exhibit 99.2

April 25, 2012 First Quarter Results

04 / 25 / 2012 Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s periodic reports filed with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

04 / 25 / 2012 Where to Find Materials/Archives A replay of the conference call will be available through May 9th, 2012 at (800) 475-6701 in the U.S., access code: 242666, and internationally at (320) 365-3844, access code: 242666. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

04 / 25 / 2012 Agenda First Quarter Highlights Financial Summary Summary Appendices Note: All ’12 and ’11 data, other than as noted, are for continuing operations only.

04 / 25 / 2012 First Quarter Highlights

04 / 25 / 2012 First Quarter Highlights Net sales of $909.5 mm - Down 0.5% (up 2.6% on a constant-currency basis) versus prior year primarily from lower TiO2 Pigments volumes, offset by higher sales of lithium products and higher selling prices in most businesses, particularly TiO2 Pigments. Adjusted EBITDA(a) of $234.9 mm - Up 13.7% versus prior year and up 17.7% on a constant currency basis. Adjusted EBITDA(a) margin of 25.8% - Price increases more than offset lower volumes as well as raw material cost increases. - Rockwood’s all-time high quarterly margin. Adjusted EPS(a) of $1.23 - Increase versus prior year driven by higher Adjusted EBITDA, lower interest expense and a lower tax rate. Net Debt/LTM Adj. EBITDA at 1.60 x - Used cash on hand and proceeds from new term loan to redeem 2014 Notes. Change in Specialty Chemicals - Split into two separate reporting segments - Lithium and Reporting Segment Surface Treatment business units. (a) Non-GAAP measure; see reconciliation in the appendix.

04 / 25 / 2012 First Quarter Summary First Quarter % Change ($M) , except EPS Yr 2012 Yr 2011 Total Constant Currency (b) Continuing Operations: Net Sales 909.5 914.0 (0.5%) 2.6% Adjusted EBITDA (a) 234.9 206.6 13.7% 17.7% Adj. EBITDA Margin 25.8% 22.6% 3.2 ppt Net Income - as reported 75.8 63.3 19.7% EPS (Diluted) - as reported (c) 0.94 0.80 17.5% Net Income - as adjusted (d) 98.7 70.2 40.6% EPS (Diluted) - as adjusted (d) 1.23 0.88 39.8% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the first quarter, Yr 2012 based on share count of 80,315; Yr 2011 based on share count of 79,508.

04 / 25 / 2012 Results By Segment – First Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q1 2012 Q1 2011 Total Constant Currency (b) Q1 2012 % Sales Q1 2011 % Sales Total Constant Currency (b) Lithium 114.7 113.3 1.2% 3.1% 44.4 38.7% 41.1 36.3% 8.0% 10.7% Surface Treatment 188.6 182.4 3.4% 7.0% 39.7 21.0% 37.2 20.4% 6.7% 9.9% Performance Additives 196.5 192.8 1.9% 3.2% 38.8 19.7% 34.9 18.1% 11.2% 12.6% Titanium Dioxide Pigments 225.1 226.6 (0.7%) 3.7% 75.6 33.6% 54.7 24.1% 38.2% 44.1% Advanced Ceramics 144.6 154.1 (6.2%) (2.6%) 46.3 32.0% 48.3 31.3% (4.1%) 0.0% Corporate and Other 40.0 44.8 (10.7%) (6.9%) (9.9) (9.6) (3.1%) (1.0%) Total Rockwood - continuing operations $909.5 $914.0 (0.5%) 2.6% $234.9 25.8% $206.6 22.6% 13.7% 17.7% Discontinued Operations - AlphaGary - 3.9 (100.0%) (100.0%) - 0.2 5.1% (100.0%) (100.0%) Total Rockwood $909.5 $917.9 (0.9%) 2.1% $234.9 25.8% $206.8 22.5% 13.6% 17.6% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based o n constant currencies. See Appendices.

Lithium

@ Actual Rates	Net Sales				Adj. EBITDA [a]			
			% Change				% Change	
($M)	Yr 2012	Yr 2011	Total	Constant Currency [b]	Yr 2012	Yr 2011	Total	Constant Currency [b]
First Quarter	114.7	113.3	1.2%	3.1%	44.4	41.1	8.0%	10.7%
Adj. EBITDA Margin					38.7%	36.3%	2.4 ppt	

- This is the first quarter for separate reporting of the Lithium Business Unit, which includes Lithium Products, Special Metals and Potash.
- Net sales increased 1.2% (3.1% on a constant currency basis) from higher volumes of lithium battery products and butyllithium applications, as well as increased selling prices. Beginning in 2012, we changed our marketing strategy for Potash, resulting in lower first quarter volumes.
- Adjusted EBITDA was up 8.0% (10.7% on a constant currency basis) from higher selling prices, higher lithium product volumes, partially offset by lower potash volumes and higher research and development costs.

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.
(b) Based on constant currencies. See Appendices.

04 / 25 / 2012

Rockwood Powered by Lithium

9

04 / 25 / 2012 Surface Treatment This is the first quarter for separate reporting of the Surface Treatment Business Unit. Net sales were up 3.4% (7.0% on a constant currency basis) from increased selling prices in certain markets and stronger volume, especially in the U.S. and Asia. Adjusted EBITDA was up 6.7% (9.9% on a constant currency basis) driven by higher sales, partially offset by higher raw material and selling costs to support growth.  (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2012 Yr 2011 Total Constant Currency (b) Yr 2012 Yr 2011 Total Constant Currency (b) First Quarter 188.6 182.4 3.4% 7.0% 39.7 37.2 6.7% 9.9% Adj. EBITDA Margin 21.0% 20.4% 0.6 ppt

04 / 25 / 2012 Performance Additives Net sales were up 1.9% (3.2% on a constant currency basis) from increased selling prices, as well as higher volumes of oilfield applications in the Clay-based Additives business. This was partially offset by an unfavorable product mix and lower volumes in the Color Pigments and Services business. Adjusted EBITDA was up 11.2% (12.6% on a constant currency basis) from higher sales, partially offset by higher raw material costs, particularly quaternary amine and copper. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2012 Yr 2011 Total Constant Currency (b) Yr 2012 Yr 2011 Total Constant Currency (b) First Quarter 196.5 192.8 1.9% 3.2% 38.8 34.9 11.2% 12.6% Adj. EBITDA Margin 19.7% 18.1% 1.6 ppt

04 / 25 / 2012 Titanium Dioxide Pigments Net sales decreased 0.7% (up 3.7% on a constant currency basis) as lower volumes were offset by higher selling prices. Adjusted EBITDA was up 38.2% (44.1% on a constant currency basis) on higher selling prices and lower manufacturing costs, partially offset by lower volumes and higher raw material costs, particularly slag and ilmenite. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2012 Yr 2011 Total Constant Currency (b) Yr 2012 Yr 2011 Total Constant Currency (b) First Quarter 225.1 226.6 (0.7%) 3.7% 75.6 54.7 38.2% 44.1% Adj. EBITDA Margin 33.6% 24.1% 9.5 ppt

04 / 25 / 2012 Advanced Ceramics Net sales were down 6.2% (2.6% on a constant currency basis) primarily from lower volumes, particularly electronic and mechanical systems applications, and scaling back of sales in some low margin businesses. Adjusted EBITDA decreased 4.1% (flat on a constant currency basis) from the lower sales, partially offset by improved productivity and lower maintenance costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2012 Yr 2011 Total Constant Currency (b) Yr 2012 Yr 2011 Total Constant Currency (b) First Quarter 144.6 154.1 (6.2%) (2.6%) 46.3 48.3 (4.1%) 0.0% Adj. EBITDA Margin 32.0% 31.3% 0.7 ppt (a) (b)

04 / 25 / 2012 Net Sales Growth First Quarter Full Year ($M) Net Sales % Change Yr 2012 Qtr 1 909.5 Yr 2011 Qtr 1 914.0 Change (4.5) (0.5%) Due to (Approx.): Pricing 75.5 8.3% Currency (28.0) (3.1%) Volume/Mix (52.0) (5.7%)

04 / 25 / 2012 Financial Summary

04 / 25 / 2012 Income Statement - Reported ($M) First Quarter Yr 2012 Yr 2011 Net sales 909.5 914.0 Gross profit 342.8 321.1 Gross Profit % 37.7% 35.1% Operating Income 151.5 139.4 Operating income % 16.7% 15.3% Interest expense, net (a) (20.5) (23.0) Loss on early extinguishment/modification of debt (9.7) (16.2) Foreign exchange (loss) gain on financing activities, net (1.0) 2.0 Income from continuing operations before taxes $120.3 $102.2 Income tax provision 30.6 28.8 Income from continuing operations $89.7 $73.4 Income from discontinued operations, net of tax (b) - 114.7 Net income $89.7 $188.1 Net income attributable to noncontrolling interest (13.9) (10.1) Net income attributable to Rockwood Holdings, Inc. $75.8 $178.0 Amounts attributable to Rockwood Holdings, Inc.: Income from continuing operations 75.8 63.3 Income from discontinued operations - 114.7 Net income $75.8 $178.0 (a) Interest expense, net includes: Interest expense on debt, net (18.8) (28.0) Mark-to-market (losses) gains on interest rate swaps (0.4) 6.3 Deferred financing costs (1.3) (1.3) Total $(20.5) $(23.0) (b) Primarily relates to the gain on sale of AlphaGary plastic compounding business.

04 / 25 / 2012 Reconciliation of Net Income to Adjusted EBITDA ($M) Yr 2012 Yr 2011 Net income attributable to Rockwood Holdings, Inc. $75.8 $178.0 Net income attributable to noncontrolling interest 13.9 10.1 Net income 89.7 188.1 Income tax provision 30.6 28.8 Income from discontinued operations, net of tax (a) - (114.7) Income from continuing operations before taxes 120.3 102.2 Interest expense, net 20.5 23.0 Depreciation and amortization 65.8 65.4 Sub-Total 206.6 190.6 Restructuring and other severance costs 14.2 1.0 Systems/organization establishment expenses 1.6 0.3 Acquisition and disposal costs - 0.1 Loss on early extinguishment/modification of debt 9.7 16.2 Foreign exchange loss (gain) on financing activities, net 1.0 (2.0) Other 1.8 0.4 Adjusted EBITDA from continuing operations 234.9 206.6 Discontinued Operations - AlphaGary - 0.2 Total Adjusted EBITDA $234.9 $206.8 First Quarter (a) Primarily relates to the gain on sale of the AlphaGary plastic compounding business.

04 / 25 / 2012 Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net income from continuing operations $75.8 $0.94 Adjustments to expenses from continuing operations: Restructuring and other severance costs 12.2 0.15 Loss on early extinguishment/modification of debt 7.9 0.10 Foreign exchange loss on financing activities, net 0.9 0.01 Systems/organization establishment expenses 0.5 0.01 Mark-to-market swap loss 0.2 - Other 1.2 0.02 Total adjustments 22.9 0.29 As adjusted $98.7 $1.23 Weighted average number of diluted shares outstanding 80,315 First Quarter 2012 (a) The tax effects of the adjustments are benefits of $5.8 million for the first quarter 2012, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a) (a)

04 / 25 / 2012 Tax Provision Reconciliation – First Quarter 2012 ($M) Income from cont. ops. before taxes and noncontrolling interest Income tax provision Net (income) attributable to noncontrolling interest Income from continuing operations As reported $120.3 $30.6 $(13.9) $75.8 Adjustments to expenses from continuing operations: Restructuring and other severance costs 15.9 3.7 12.2 Loss on early extinguishment/modification of debt 9.7 1.8 7.9 Foreign exchange loss on financing activities, net (b) 1.0 0.1 0.9 Systems/organization establishment expenses 0.9 0.2 (0.2) 0.5 Mark-to-market swap loss 0.4 0.1 (0.1) 0.2 Other 1.8 0.1 (0.5) 1.2 As adjusted $150.0 $36.6 $(14.7) $98.7 First Quarter 2012 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (b) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (a)

04 / 25 / 2012 Consolidated Net Debt December 31, 2011 March 31, 2012 ($M) as reported Covenant as reported Covenant Balance Sheet FX-Rate 1.30 1.39 1.33 1.38 LTM Adj EBITDA $862.8 $875.2 $891.2 $902.9 Net Debt Rockwood Term Loans 845.8 845.8 1,191.5 1,191.5 TiO2 Venture Term Loan 252.7 271.5 260.2 268.7 Assumed Debt 65.1 64.8 71.3 69.4 Sr. Sub. Notes 2014 524.1 - Total Debt $1,687.7 $1,182.1 $1,523.0 $1,529.6 Cash (321.5) (200.0) (97.9) (97.9) Net Debt $1,366.2 $982.1 $1,425.1 $1,431.7 Net Debt / LTM Adj. EBITDA 1.58 x 1.60 x Covenant - as calculated 1.12 x 1.59 x - with full cash 0.98 x 1.59 x Covenant per Credit Agreement 2.75 x 2.75 x (a) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period. (b) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses. (b) (a) (b) (a)

02 / 21 / 2012 Net Debt / LTM Adjusted EBITDA Note: Net Debt is total debt less total cash. LTM Adjusted EBITDA is calculated as set forth in the leverage ratio under the senior secured credit agreement for Rockwood Specialties Group, Inc.

04 / 25 / 2012 Free Cash Flow ($M) First Quarter 2012 Adjusted EBITDA $234.9 Working Capital Change (a) (145.9) Cash Taxes (9.2) Cash Interest (25.6) Cash From Operating Activities (b) $54.2 CAPEX (c) (74.2) Free Cash Flow $(18.7) (a) (b) Excludes $6.6 million for the cash impact of adjustments made to EBITDA under the senior secured credit agreement for the first quarter of 2012. (c) CAPEX net of government grants received. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Note: See reconciliation of free cash flow in the appendix. Proceeds on Sale of Assets 1.3

04 / 25 / 2012 Appendices

04 / 25 / 2012 Reconciliation of Net Income to Adjusted EBITDA ($M) Yr 2012 Yr 2011 Net income attributable to Rockwood Holdings, Inc. $75.8 $178.0 Net income attributable to noncontrolling interest 13.9 10.1 Net income 89.7 188.1 Income tax provision 30.6 28.8 Income from discontinued operations, net of tax (a) - (114.7) Income from continuing operations before taxes 120.3 102.2 Interest expense, net 20.5 23.0 Depreciation and amortization 65.8 65.4 Restructuring and other severance costs 14.2 1.0 Systems/organization establishment expenses 1.6 0.3 Acquisition and disposal costs - 0.1 Loss on early extinguishment/modification of debt 9.7 16.2 Foreign exchange loss (gain) on financing activities, net 1.0 (2.0) Other 1.8 0.4 Adjusted EBITDA from continuing operations 234.9 206.6 Discontinued Operations - AlphaGary - 0.2 Total Adjusted EBITDA $234.9 $206.8 First Quarter (a) Primarily relates to the gain on sale of the AlphaGary plastic compounding business.

Reconciliation of Pre-Tax Income to Adjusted EBITDA - First Quarter

($M) First Quarter 2012	Lithium	Surface Treatment	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**16.0**	**22.7**	**18.5**	**53.6**	**28.6**	**-**	**(19.1)**	**120.3**
Interest expense, net	1.0	5.2	2.2	1.9	4.6	-	5.6	20.5
Depreciation and amortization	10.7	7.9	15.1	17.3	12.8	-	2.0	65.8
Restructuring and other severance costs	11.3	0.8	2.0	-	-	-	0.1	14.2
Systems/organization establishment expenses	-	-	0.1	1.5	-	-	-	1.6
Loss on early extinguishment/modifications of debt	2.2	3.0	0.9	-	0.7	-	2.9	9.7
Foreign exchange loss (gain) on financing activities, net	3.2	-	-	-	(0.5)	-	(1.7)	1.0
Other	-	0.1	-	1.3	0.1	-	0.3	1.8
Adjusted EBITDA - continuing operations	**$44.4**	**$39.7**	**$38.8**	**$75.6**	**$46.3**	**-**	**$(9.9)**	**$234.9**
Discontinued Operations - AlphaGary	-	-	-	-	-	-	-	-
Total Adjusted EBITDA	**$44.4**	**$39.7**	**$38.8**	**$75.6**	**$46.3**	**-**	**$(9.9)**	**$234.9**

First Quarter 2011	Lithium	Surface Treatment	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**25.7**	**17.2**	**15.1**	**38.7**	**24.8**	**-**	**(19.3)**	**102.2**
Interest expense, net	2.2	5.9	2.5	(1.1)	6.2	-	7.3	23.0
Depreciation and amortization	9.7	8.8	14.2	17.1	13.4	-	2.2	65.4
Restructuring and other severance costs	-	0.9	0.1	-	-	-	-	1.0
Systems/organization establishment expenses	-	0.1	0.2	-	-	-	-	0.3
Acquisition and disposal costs	-	0.1	-	-	-	-	-	0.1
Loss on early extinguishment/modifications of debt	3.1	4.5	1.7	-	4.0	-	2.9	16.2
Foreign exchange loss (gain) on financing activities, net	0.3	(0.4)	1.0	-	(0.1)	-	(2.8)	(2.0)
Other	0.1	0.1	0.1	-	-	-	0.1	0.4
Adjusted EBITDA - continuing operations	**$41.1**	**$37.2**	**$34.9**	**$54.7**	**$48.3**	**-**	**$(9.6)**	**$206.6**
Discontinued Operations - AlphaGary	-	-	-	-	-	0.2	-	0.2
Total Adjusted EBITDA	**$41.1**	**$37.2**	**$34.9**	**$54.7**	**$48.3**	**$0.2**	**$(9.6)**	**$206.8**

04 / 25 / 2012

Rockwood Powered by Lithium

25

Constant Currency Effect on Results – First Quarter

($M)	Change: First Quarter 2012 versus 2011				
	Total Change in $	Total Change in %	Constant Currency Effect in $ (a)	Constant Currency basis Net Change in $	Constant Currency basis Net Change in %
Net Sales					
Lithium	1.4	1.2	(2.1)	3.5	3.1
Surface Treatment	6.2	3.4	(6.5)	12.7	7.0
Performance Additives	3.7	1.9	(2.4)	6.1	3.2
Titanium Dioxide Pigments	(1.5)	(0.7)	(9.8)	8.3	3.7
Advanced Ceramics	(9.5)	(6.2)	(5.5)	(4.0)	(2.6)
Corporate and Other	(4.8)	(10.7)	(1.7)	(3.1)	(6.9)
Net Sales - cont. ops.	**$(4.5)**	**(0.5) %**	**$(28.0)**	**$23.5**	**2.6 %**
Discontinued Operations - AlphaGary	(3.9)	(100.0)	-	(3.9)	(100.0)
Total Net Sales	**$(8.4)**	**(0.9) %**	**$(28.0)**	**$19.6**	**2.1 %**
Adjusted EBITDA					
Lithium	3.3	8.0	(1.1)	4.4	10.7
Surface Treatment	2.5	6.7	(1.2)	3.7	9.9
Performance Additives	3.9	11.2	(0.5)	4.4	12.6
Titanium Dioxide Pigments	20.9	38.2	(3.2)	24.1	44.1
Advanced Ceramics	(2.0)	(4.1)	(2.0)	0.0	0.0
Corporate and Other	(0.3)	(3.1)	(0.2)	(0.1)	(1.0)
Adjusted EBITDA - cont. ops.	**$28.3**	**13.7 %**	**$(8.2)**	**$36.5**	**17.7 %**
Discontinued Operations - AlphaGary	(0.2)	(100.0)	-	(0.2)	(100.0)
Total Adjusted EBITDA	**$28.1**	**13.6 %**	**(8.2)**	**$36.3**	**17.6 %**

(a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the U.S. dollar for the applicable period as compared to the preceding period. The impact primarily relates to the conversion of the Euro to the U.S. dollar.

04 / 25 / 2012

Rockwood Powered by Lithium

26

04 / 25 / 2012 Reconciliation of Net Income/EPS – First Quarter 2011 Net Income ($M) Diluted EPS Net income from continuing operations $63.3 $0.80 Adjustments to expenses from continuing operations: Restructuring and other severance costs 0.9 0.01 Loss on early extinguishment/modification of debt 13.2 0.17 Systems/organization establishment expenses 0.2 - Other 0.3 - Subtotal 14.6 0.18 Adjustments to income from continuing operations: Mark-to-market swap gain (4.4) (0.06) Foreign exchange gain on financing activities, net (2.4) (0.03) Impact of tax related items (0.9) (0.01) Subtotal (7.7) (0.10) Total adjustments 6.9 0.08 As adjusted $70.2 $0.88 Weighted average number of diluted shares outstanding 79,508 (a) The tax effects of the adjustments are benefits of $3.8 million for the first quarter 2011, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. First Quarter 2011 (a)

04 / 25 / 2012 Tax Provision Reconciliation 2011 ($M) Income from cont. ops. before taxes and noncontrolling interest Income tax provision Net (income) attributable to non- controlling interest Income from continuing operations As reported $102.2 $28.8 $(10.1) $63.3 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.0 0.1 0.9 Loss on early extinguishment/modification of debt 16.2 3.0 13.2 Systems/organization establishment expenses 0.3 0.1 0.2 Other 0.5 0.2 0.3 Adjustments to income from continuing operations: Mark-to-market swap gain (b) (6.3) (1.2) 0.7 (4.4) Foreign exchange gain on financing activities, net (c) (2.0) 0.4 (2.4) Impact of tax related items (d) - 0.9 (0.9) As adjusted $111.9 $32.3 $(9.4) $70.2 (b) MTM gains / losses in the US have no tax associated with them due to the valuation allowance. MTM gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (c) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (d) Represents a tax allocation from discontinued operations. First Quarter 2011 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

04 / 25 / 2012 Reconciliation of Net Cash to Adjusted EBITDA First Quarter ($M) Yr 2012 Yr 2011 Net cash provided by operating activities - continuing operations $47.6 $49.7 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 125.5 104.3 Current portion of income tax provision 25.5 23.1 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 18.8 28.0 Acquisition-related expenses Restructuring and other severance costs 14.2 1.0 Systems/organization establishment expenses 1.6 0.3 Acquisition and disposal costs - 0.1 Bad debt provision - (0.2) Other 1.7 0.3 Adjusted EBITDA - continuing operations $234.9 $206.6 Discontinued Operations - AlphaGary - 0.2 Total Adjusted EBITDA $234.9 $206.8

04 / 25 / 2012 Reconciliation of Net Cash to Free Cash Flow 2012 ($M) First Quarter Net cash provided by operating activities - continuing operations $47.6 Capital expenditures, net of government grants received (74.2) Restructuring and other severance payments 3.8 Excess tax benefits from stock-based payment arrangements 0.7 Other (a) 3.4 Free Cash Flow $(18.7) (a) Represents the cash impact of adjustments made to EBITDA under the senior secured credit agreement.